UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2014

ITEM 1.	REPORT TO STOCKHOLDERS

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2014

QS BATTERYMARCH

U.S. SMALL

CAPITALIZATION

EQUITY FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term capital appreciation.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of QS Batterymarch U.S. Small Capitalization Equity Fund for the twelve-month reporting period ended December 31, 2014. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

January 30, 2015

II	QS Batterymarch U.S. Small Capitalization Equity Fund

Investment commentary

Economic review

Despite weakness in early 2014, the U.S. economy expanded at a solid pace during the twelve months ended December 31, 2014 (the “reporting period”). The U.S. Department of Commerce reported that in the first quarter of 2014, U.S. gross domestic product (“GDP”)i contracted 2.1%. This was the first negative GDP report in three years and partially attributed to severe winter weather. Thankfully, this setback was very brief, as second quarter GDP growth was 4.6%. The rebound in GDP growth was driven by several factors, including an acceleration in personal consumption expenditures (“PCE”), increased private inventory investment and exports, as well as an upturn in state and local government spending. The economy then gained further momentum as third quarter GDP growth was 5.0%, its strongest reading since the third quarter of 2003. This was driven by contributions from PCE, exports, nonresidential fixed investment and government spending. After the reporting period ended, the U.S. Department of Commerce’s initial estimate showed that fourth quarter 2014 GDP growth was 2.6%. Moderating growth was due to several factors, including an upturn in imports, a downturn in federal government spending and decelerations in nonresidential fixed investment and in exports.

The U.S. manufacturing sector was another tailwind for the economy. Based on figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, U.S. manufacturing expanded during all twelve months of the reporting period (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). After a reading of 56.5 in December 2013, the PMI fell to 51.3 in January 2014, but generally rose over the next several months, reaching a high of 59.0 in August, its best reading since March 2011. While the PMI dipped to 56.6 in September, it rose back to 59.0 in October. Manufacturing activity then moderated over the last two months of the year and the PMI was 55.5 in December. However, for 2014 as a whole the PMI averaged 55.8, the best annual reading since 2010.

The improving U.S. job market was another factor supporting the overall economy during the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 6.6%. Unemployment generally declined throughout the reporting period and reached a low of 5.6% in December 2014, the lowest level since June 2008.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As it has since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. The Fed also ended its asset purchase program that was announced in December 2012. At that time, the Fed said it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as $45 billion per month of longer-term Treasuries. Following the meeting that concluded on December 18, 2013, the Fed announced that it would begin reducing its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of

QS Batterymarch U.S. Small Capitalization Equity Fund	III

Investment commentary (cont’d)

$40 billion per month rather than $45 billion per month.” At each of the Fed’s next six meetings (January, March, April, June, July and September 2014), it announced further $10 billion tapering of its asset purchases. At its meeting that ended on October 29, 2014, the Fed announced that its asset purchase program had concluded. During its last meeting of the year that concluded on December 17, 2014, the Fed said that “Based on its current assessment, the Committee judges that it can be patient …to maintain the 0 to 1/4 percent target range for the federal funds rate for a considerable time….” Finally, at its meeting that ended on January 28, 2015, after the reporting period ended, the Fed said “Based on its current assessment, the Committee judges that it can be patient in beginning to normalize the stance of monetary policy.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

January 30, 2015

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the U.S. manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

IV	QS Batterymarch U.S. Small Capitalization Equity Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s investment objective is long-term capital appreciation. Under normal market conditions, the Fund will invest at least 80% of net assets, plus any borrowings for investment purposes, in equity securities of companies with relatively small market capitalizations domiciled, or having their principal activities, in the U.S., at the time of investment or other investments with similar economic characteristics. The Fund normally intends to hold a portfolio that is generally comparable to, but not the same as, the Russell 2000 Indexi in terms of economic sector weightings and market capitalization but may depart from this if we believe it to be in the best interests of the Fund. The Fund may also invest in securities of foreign companies in the form of American Depositary Receipts (“ADRs”).

At QS Batterymarch Financial Management, Inc. (“Batterymarch”), the Fund’s adviser, all portfolios are managed on a collaborative basis using a systematic, rules-based approach. We use a bottom-up, quantitative stock selection process. The cornerstone of this process is a proprietary stock selection model that ranks the stocks in the Fund’s investable universe on a daily basis according to a variety of fundamental measures of relative attractiveness.

Q. What were the overall market conditions during the Fund’s reporting period?

A. In January 2014, investors took profits after the strong gains of 2013, but stocks continued to move higher through the second quarter on generally improving economic indicators.

The third quarter of 2014 was marked by several reversals in sentiment. After pulling back in July, stocks rebounded strongly in August only to post another decline in September. Investors appeared to balance optimism about the U.S. economy with concerns over the timing and pace of interest rate hikes and international geo-political turmoil.

U.S. small cap equities outperformed large caps in the fourth calendar quarter after significantly underperforming for much of the year. Small caps saw strong gains across most sectors as corporate profits were solid and U.S. economic gains remained steady, in contrast to other economies globally.

During the reporting period, small-cap stocks as measured by the Russell 2000 Index underperformed large-cap stocks as measured by the Russell 1000 Indexii. The Health Care and Financials-Real Estate sectors posted the strongest returns, followed by Transportation which benefited from plummeting energy prices. Not surprisingly, due to these same oil price declines, the Energy and Energy Services sectors were the laggards: Small-caps suffered more than large-cap names on severely constricted margins.

Q. How did we respond to these changing market conditions?

A. We believe that fundamentals, the very basis of our investment process, will continue to be the primary driver of long-term returns. We also believe in the value of a broadly diversified, rules-based, risk-controlled process. This diversified approach served us well in the past year, through changes in market direction and market leadership. However, we also believe that

QS Batterymarch U.S. Small Capitalization Equity Fund 2014 Annual Report	1

Fund overview (cont’d)

investors need to be able to adapt, and much of our research over the past several years has been focused on developing techniques to help us manage risk and navigate changing market environments.

Performance review

For the twelve months ended December 31, 2014, Class I shares of QS Batterymarch U.S. Small Capitalization Equity Fund returned 9.53%. The Fund’s unmanaged benchmark, the Russell 2000 Index, returned 4.89% for the same period. The Lipper Small-Cap Core Funds Category Average1 returned 3.85% over the same time frame.

Performance Snapshot as of December 31, 2014 (unaudited)
(excluding sales charges)	6 months	12 months
QS Batterymarch U.S. Small Capitalization Equity Fund:
Class A	5.35%	9.09%
Class A2	5.22%	8.82%
Class C	4.94%	8.24%
Class FI	5.28%	8.97%
Class I	5.58%	9.53%
Class IS	5.51%	9.50%
Russell 2000 Index	1.65%	4.89%
Lipper Small-Cap Core Funds Category Average[1]	-0.04%	3.85%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2014, the gross total annual operating expense ratios for Class A, Class A2, Class C, Class FI, Class I and Class IS shares were 1.26%, 1.72%, 2.06%, 1.34%, 0.80% and 0.77%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.30% for Class A shares, 1.50% for Class A2 shares, 2.05% for Class C shares, 1.30% for Class FI shares, 1.00% for Class I shares and 0.75% for Class IS shares. In addition, total annual

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 828 funds for the six-month period and among the 801 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

2	QS Batterymarch U.S. Small Capitalization Equity Fund 2014 Annual Report

fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

The manager currently intends to voluntarily waive fees and/or reimburse operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, so that annual operating expenses are not expected to exceed 1.20% for Class A shares, 1.40% for Class A2 shares, 1.95% for Class C shares, 1.20% for Class FI shares and 0.90% for Class I shares. These arrangements are expected to continue until December 31, 2016 but may be terminated at any time by the manager.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. Stock selection was the primary contributor to relative performance for the period, especially in Health Care, Technology and Retailers sectors. At the stock level, overweighting Qorvo Inc. was the primary contributor to performance, returning over 220% for the period as a result of a merger with RF Micro Devices and TriQuint Semiconductor, followed by overweights to Pilgrim’s Pride Corp. and Questcor Pharmaceuticals, Inc. Pilgrim’s Pride was benefiting from increased demand for beef and poultry as well as declining costs for feed, and Questcor was in the process of being purchased by Mallinckrodt Pharmaceuticals and benefiting from price increases in its main product, H.P. Acthar Gel.

Sector allocation decisions contributed to relative performance, led by an overweight to Health Care and an underweight to Energy stocks, as those sectors had the best and worst returns in the benchmark respectively.

Q. What were the leading detractors from performance?

A. Stock selection in the Energy sector was the primary detractor from relative return for the period, followed by selection in Consumer Cyclicals1 and Financials-diversified. At the stock level, Key Energy Services, Inc., with declining revenues, was the primary detractor, followed by holding Nu Skin Enterprises, Inc. as the company was investigated by Chinese officials for its sales practices. An underweight to InterMune, Inc., which returned over 400% in the benchmark on the purchase by Roche Holding, also detracted.

Thank you for your investment in QS Batterymarch U.S. Small Capitalization Equity Fund. As always, we appreciate that you have chosen us to manage your assets and we

[1]	Consumer Cyclicals consists of the following industries: Automotive, Entertainment, Gaming, Home Construction, Lodging, Retailers, Restaurants, Textiles and other consumer services.

QS Batterymarch U.S. Small Capitalization Equity Fund 2014 Annual Report	3

Fund overview (cont’d)

remain focused on achieving the Fund’s investment goals.

Sincerely,

QS Batterymarch Financial Management, Inc.

January 20, 2015

RISKS: Investments in small-cap companies may involve greater risks and volatility than investments in larger, more established companies. Small-cap companies may have limited product lines, markets or financial resources. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and may have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2014 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of December 31, 2014 were: State Street Institutional Liquid Reserves Fund, Premier Class (1.4%), RF Micro Devices Inc. (1.2%), Manhattan Associates Inc. (0.9%), Isis Pharmaceuticals Inc. (0.8%), Jack in the Box Inc. (0.8%), PrivateBancorp Inc. (0.8%), Centene Corp. (0.8%), FelCor Lodging Trust Inc. (0.8%), DuPont Fabros Technology Inc. (0.7%) and RLJ Lodging Trust (0.7%). Please refer to pages 10 through 21 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2014 were: Financials (22.8%), Information Technology (21.0%), Health Care (15.5%), Industrials (12.9%) and Consumer Discretionary (12.2%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

ii

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.

4	QS Batterymarch U.S. Small Capitalization Equity Fund 2014 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of December 31, 2014 and December 31, 2013. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

QS Batterymarch U.S. Small Capitalization Equity Fund 2014 Annual Report	5

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2014 and held for the six months ended December 31, 2014.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During The Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During The Period[3]
Class A	5.35%	$1,000.00	$1,053.50	1.20%	$6.21	Class A	5.00%	$1,000.00	$1,019.16	1.20%	$6.11
Class A2	5.22	1,000.00	1,052.20	1.40	7.24	Class A2	5.00	1,000.00	1,018.15	1.40	7.12
Class C	4.94	1,000.00	1,049.40	1.95	10.07	Class C	5.00	1,000.00	1,015.38	1.95	9.91
Class FI	5.28	1,000.00	1,052.80	1.20	6.21	Class FI	5.00	1,000.00	1,019.16	1.20	6.11
Class I	5.58	1,000.00	1,055.80	0.76	3.94	Class I	5.00	1,000.00	1,021.37	0.76	3.87
Class IS	5.51	1,000.00	1,055.10	0.75	3.88	Class IS	5.00	1,000.00	1,021.42	0.75	3.82

6	QS Batterymarch U.S. Small Capitalization Equity Fund 2014 Annual Report

[1]	For the six months ended December 31, 2014.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

QS Batterymarch U.S. Small Capitalization Equity Fund 2014 Annual Report	7

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class A2	Class C	Class FI	Class I	Class IS
Twelve Months Ended 12/31/14	9.09%	8.82%	8.24%	8.97%	9.53%	9.50%
Five Years Ended 12/31/14	16.89	N/A	15.99	16.76	17.27	N/A
Ten Years Ended 12/31/14	N/A	N/A	N/A	6.88	7.33	N/A
Inception*through 12/31/14	20.42	22.91	19.50	—	—	17.50

With sales charges[2]	Class A	Class A2	Class C	Class FI	Class I	Class IS
Twelve Months Ended 12/31/14	2.83%	2.55%	7.27%	8.97%	9.53%	9.50%
Five Years Ended 12/31/14	15.52	N/A	15.99	16.76	17.27	N/A
Ten Years Ended 12/31/14	N/A	N/A	N/A	6.88	7.33	N/A
Inception*through 12/31/14	19.21	19.58	19.50	—	—	17.50

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 2/5/09 through 12/31/14)	199.49%
Class A2 (Inception date of 10/31/12 through 12/31/14)	56.45
Class C (Inception date of 2/5/09 through 12/31/14)	186.24
Class FI (12/31/04 through 12/31/14)	94.55
Class I (12/31/04 through 12/31/14)	102.90
Class IS (Inception date of 3/23/12 through 12/31/14)	56.50

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares and Class A2 shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, A2, C, FI, I and IS shares are February 5, 2009, October 31, 2012, February 5, 2009, January 9, 2003, March 13, 2000 and March 23, 2012, respectively.

8	QS Batterymarch U.S. Small Capitalization Equity Fund 2014 Annual Report

Historical performance

Value of $1,000,000 invested in

Class I Shares of QS Batterymarch U.S. Small Capitalization Equity Fund vs. Russell 2000 Index† — December 2004 - December 2014

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $1,000,000 invested in Class I shares of QS Batterymarch U.S. Small Capitalization Equity Fund on December 31, 2004, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2014. The hypothetical illustration also assumes a $1,000,000 investment in the Russell 2000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than Class I share’s performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

QS Batterymarch U.S. Small Capitalization Equity Fund 2014 Annual Report	9

Schedule of investments

December 31, 2014

QS Batterymarch U.S. Small Capitalization Equity Fund

Security	Shares	Value
Common Stocks — 98.5%
Consumer Discretionary — 12.2%
Auto Components — 1.9%
American Axle & Manufacturing Holdings Inc.	161,848	$3,656,146	*
Cooper Tire & Rubber Co.	49,125	1,702,181
Dana Holding Corp.	95,600	2,078,344
Modine Manufacturing Co.	141,276	1,921,354	*
Stoneridge Inc.	151,584	1,949,370	*
Tower International Inc.	131,409	3,357,500	*
Total Auto Components		14,664,895
Automobiles — 0.3%
Winnebago Industries Inc.	127,007	2,763,672
Diversified Consumer Services — 0.6%
Houghton Mifflin Harcourt Co.	77,400	1,602,954	*
LifeLock Inc.	169,292	3,133,595	*
Total Diversified Consumer Services		4,736,549
Hotels, Restaurants & Leisure — 3.2%
ClubCorp Holdings Inc.	121,642	2,181,041
Cracker Barrel Old Country Store Inc.	25,650	3,610,494
Denny’s Corp.	106,736	1,100,448	*
Diamond Resorts International Inc.	60,200	1,679,580	*
DineEquity Inc.	16,838	1,745,090
Interval Leisure Group Inc.	94,741	1,979,140
Jack in the Box Inc.	75,300	6,020,988
Marcus Corp.	45,254	837,652
Marriott Vacations Worldwide Corp.	51,163	3,813,690
Ruby Tuesday Inc.	43,600	298,224	*
Sonic Corp.	74,200	2,020,466
Total Hotels, Restaurants & Leisure		25,286,813
Household Durables — 0.6%
La-Z-Boy Inc.	93,700	2,514,908
NACCO Industries Inc., Class A Shares	17,626	1,046,279
Skullcandy Inc.	93,550	859,725	*
Total Household Durables		4,420,912
Leisure Products — 0.4%
Smith & Wesson Holding Corp.	297,826	2,820,412	*
Media — 0.9%
Entravision Communications Corp., Class A Shares	643,381	4,169,109
Nexstar Broadcasting Group Inc., Class A Shares	57,169	2,960,783
Total Media		7,129,892

See Notes to Financial Statements.

10	QS Batterymarch U.S. Small Capitalization Equity Fund 2014 Annual Report

QS Batterymarch U.S. Small Capitalization Equity Fund

Security	Shares	Value
Multiline Retail — 0.3%
Dillard’s Inc., Class A Shares	16,000	$2,002,880
Specialty Retail — 2.4%
Aaron’s Inc.	15,465	472,765
Barnes & Noble Inc.	144,734	3,360,724	*
Brown Shoe Co. Inc.	81,389	2,616,656
Christopher & Banks Corp.	131,467	750,677	*
Citi Trends Inc.	34,736	877,084	*
Finish Line Inc., Class A Shares	27,708	673,581
Group 1 Automotive Inc.	23,517	2,107,594
Haverty Furniture Cos. Inc.	24,135	531,211
Office Depot Inc.	118,000	1,011,850	*
Penske Automotive Group Inc.	90,300	4,431,021
Sonic Automotive Inc.	79,308	2,144,488
Total Specialty Retail		18,977,651
Textiles, Apparel & Luxury Goods — 1.6%
Columbia Sportswear Co.	36,380	1,620,365
Iconix Brand Group Inc.	99,400	3,358,726	*
Skechers USA Inc., Class A Shares	64,944	3,588,156	*
Unifi Inc.	35,442	1,053,691	*
Vera Bradley Inc.	45,300	923,214	*
Wolverine World Wide Inc.	83,600	2,463,692
Total Textiles, Apparel & Luxury Goods		13,007,844
Total Consumer Discretionary		95,811,520
Consumer Staples — 2.2%
Food & Staples Retailing — 1.2%
Andersons Inc.	36,574	1,943,542
Ingles Markets Inc., Class A Shares	10,311	382,435
Pantry Inc.	72,269	2,678,289	*
Rite Aid Corp.	551,500	4,147,280	*
Total Food & Staples Retailing		9,151,546
Food Products — 0.6%
Fresh Del Monte Produce Inc.	27,900	936,045
Sanderson Farms Inc.	50,600	4,251,665
Total Food Products		5,187,710
Personal Products — 0.4%
Inter Parfums Inc.	26,567	729,264
USANA Health Sciences Inc.	25,467	2,612,660	*
Total Personal Products		3,341,924
Total Consumer Staples		17,681,180

See Notes to Financial Statements.

QS Batterymarch U.S. Small Capitalization Equity Fund 2014 Annual Report	11

Schedule of investments (cont’d)

December 31, 2014

QS Batterymarch U.S. Small Capitalization Equity Fund

Security	Shares	Value
Energy — 3.5%
Energy Equipment & Services — 1.0%
Bristow Group Inc.	25,325	$1,666,132
Era Group Inc.	30,027	635,071	*
Key Energy Services Inc.	707,221	1,181,059	*
Pioneer Energy Services Corp.	228,717	1,267,092	*
SEACOR Holdings Inc.	18,600	1,372,866	*
Tesco Corp.	50,603	648,731
Tetra Technology Inc.	44,450	1,186,815
Vantage Drilling Co.	548,116	267,919	*
Total Energy Equipment & Services		8,225,685
Oil, Gas & Consumable Fuels — 2.5%
Abraxas Petroleum Corp.	189,145	556,086	*
Alon USA Energy Inc.	89,451	1,133,344
Carrizo Oil & Gas Inc.	52,730	2,193,568	*
Delek US Holdings Inc.	78,500	2,141,480
Green Plains Inc.	40,241	997,172
Matador Resources Co.	185,770	3,758,127	*
Pacific Ethanol Inc.	80,651	833,125	*
Renewable Energy Group Inc.	81,300	789,423	*
REX Stores Corp.	2,810	174,136	*
SemGroup Corp., Class A Shares	53,400	3,652,026
Targa Resources Corp.	13,516	1,433,372
VAALCO Energy Inc.	402,202	1,834,041	*
Warren Resources Inc.	129,960	209,235	*
Total Oil, Gas & Consumable Fuels		19,705,135
Total Energy		27,930,820
Financials — 22.8%
Banks — 6.9%
Ameris Bancorp	52,086	1,335,485
BBCN Bancorp Inc.	207,230	2,979,967
Chemical Financial Corp.	11,810	361,858
Community Trust Bancorp Inc.	20,656	756,216
Customers Bancorp Inc.	88,899	1,729,975	*
Eagle Bancorp Inc.	13,819	490,851	*
First BanCorp	409,865	2,405,908	*
First Merchants Corp.	153,060	3,482,115
First Midwest Bancorp Inc.	62,924	1,076,630
First NBC Bank Holding Co.	37,315	1,313,488	*

See Notes to Financial Statements.

12	QS Batterymarch U.S. Small Capitalization Equity Fund 2014 Annual Report

QS Batterymarch U.S. Small Capitalization Equity Fund

Security	Shares	Value
Banks — continued
Hanmi Financial Corp.	201,730	$4,399,731
OFG Bancorp	255,542	4,254,774
Old National Bancorp	166,936	2,484,008
PrivateBancorp Inc.	179,600	5,998,640
S&T Bancorp Inc.	26,748	797,358
Sandy Spring Bancorp Inc.	48,400	1,262,272
Sterling Bancorp	30,231	434,722
Talmer Bancorp Inc., Class A Shares	52,911	742,870
Umpqua Holdings Corp.	73,335	1,247,428
United Community Banks Inc.	252,390	4,780,267
Western Alliance Bancorp	129,596	3,602,769	*
Wilshire Bancorp Inc.	454,700	4,606,111
Wintrust Financial Corp.	78,400	3,665,984
Total Banks		54,209,427
Capital Markets — 1.0%
Ashford Inc.	3,941	370,454	*
BGC Partners Inc., Class A Shares	205,000	1,875,750
Evercore Partners Inc., Class A Shares	57,026	2,986,452
KCG Holdings Inc., Class A Shares	90,835	1,058,228	*
Manning & Napier Inc.	117,186	1,619,510
Total Capital Markets		7,910,394
Consumer Finance — 1.4%
Consumer Portfolio Services Inc.	84,916	624,982	*
Credit Acceptance Corp.	26,406	3,602,042	*
Encore Capital Group Inc.	32,580	1,446,552	*
Nelnet Inc., Class A Shares	75,400	3,493,282
World Acceptance Corp.	21,800	1,732,010	*
Total Consumer Finance		10,898,868
Diversified Financial Services — 0.2%
Pra Group Inc.	35,067	2,031,431	*
Insurance — 2.4%
American Equity Investment Life Holding Co.	93,880	2,740,357
AmTrust Financial Services Inc.	102,900	5,788,125
HCI Group Inc.	85,832	3,711,376
Maiden Holdings Ltd.	262,200	3,353,538
Montpelier Re Holdings Ltd.	52,390	1,876,610
Navigators Group Inc.	2,650	194,351	*
United Fire Group Inc.	42,358	1,259,303
Total Insurance		18,923,660

See Notes to Financial Statements.

QS Batterymarch U.S. Small Capitalization Equity Fund 2014 Annual Report	13

Schedule of investments (cont’d)

December 31, 2014

QS Batterymarch U.S. Small Capitalization Equity Fund

Security	Shares	Value
Real Estate Investment Trusts (REITs) — 8.6%
Ashford Hospitality Prime Inc.	45,208	$775,769
Ashford Hospitality Trust	342,920	3,593,802
Cedar Shopping Centers Inc.	245,090	1,798,961
DiamondRock Hospitality Co.	311,300	4,629,031
DuPont Fabros Technology Inc.	176,600	5,870,184
FelCor Lodging Trust Inc.	549,700	5,947,754
Hatteras Financial Corp.	55,200	1,017,336
Hersha Hospitality Trust	462,100	3,248,563
LaSalle Hotel Properties	104,200	4,216,974
Mack-Cali Realty Corp.	186,031	3,545,751
New Residential Investment Corp.	81,315	1,038,393
Pennsylvania Real Estate Investment Trust	146,400	3,434,544
Pennymac Mortgage Investment Trust	152,814	3,222,847
Potlatch Corp.	112,800	4,722,936
Redwood Trust Inc.	81,532	1,606,180
Resource Capital Corp.	257,751	1,299,065
RLJ Lodging Trust	174,400	5,847,632
Ryman Hospitality Properties Inc.	46,400	2,447,136
Saul Centers Inc.	1,870	106,945
Strategic Hotels & Resorts Inc.	293,200	3,879,036	*
Summit Hotel Properties Inc.	68,400	850,896
Sunstone Hotel Investors Inc.	292,700	4,832,477
Total Real Estate Investment Trusts (REITs)		67,932,212
Real Estate Management & Development — 0.1%
Altisource Portfolio Solutions SA	16,200	547,398	*
Thrifts & Mortgage Finance — 2.2%
Essent Group Ltd.	100,085	2,573,186	*
First Defiance Financial Corp.	13,087	445,743
Home Loan Servicing Solutions Ltd.	145,862	2,847,226
Meridian Bancorp Inc.	79,588	892,978	*
MGIC Investment Corp.	484,229	4,513,014	*
Radian Group Inc.	150,153	2,510,558
Tree.com Inc.	36,336	1,756,482	*
WSFS Financial Corp.	19,712	1,515,656
Total Thrifts & Mortgage Finance		17,054,843
Total Financials		179,508,233

See Notes to Financial Statements.

14	QS Batterymarch U.S. Small Capitalization Equity Fund 2014 Annual Report

QS Batterymarch U.S. Small Capitalization Equity Fund

Security	Shares	Value
Health Care — 15.5%
Biotechnology — 6.0%
Achillion Pharmaceuticals Inc.	123,245	$1,509,751	*
AMAG Pharmaceuticals Inc.	77,930	3,321,377	*
Amicus Therapeutics Inc.	145,288	1,208,796	*
Arena Pharmaceuticals Inc.	241,900	839,393	*
Dyax Corp.	244,776	3,441,550	*
Enanta Pharmaceuticals Inc.	60,555	3,079,222	*
Epizyme Inc.	71,196	1,343,468	*
Halozyme Therapeutics Inc.	73,989	713,994	*
Infinity Pharmaceuticals Inc.	53,500	903,615	*
Insmed Inc.	106,800	1,652,196	*
Insys Therapeutics Inc.	70,368	2,966,715	*
Isis Pharmaceuticals Inc.	98,400	6,075,216	*
Mannkind Corp.	121,784	635,104	*
MiMedx Group Inc.	224,521	2,588,727	*
Neurocrine Biosciences Inc.	99,221	2,216,597	*
NPS Pharmaceuticals Inc.	89,800	3,212,146	*
OncoMed Pharmaceuticals Inc.	41,200	896,512	*
Osiris Therapeutics Inc.	46,688	746,541	*
Peregrine Pharmaceuticals Inc.	391,300	543,907	*
Puma Biotechnology Inc.	12,700	2,403,729	*
Repligen Corp.	182,851	3,620,450	*
Sangamo BioSciences Inc.	113,239	1,722,365	*
Vanda Pharmaceuticals Inc.	86,115	1,233,167	*
Total Biotechnology		46,874,538
Health Care Equipment & Supplies — 4.0%
Align Technology Inc.	19,400	1,084,654	*
Analogic Corp.	7,755	656,150
AngioDynamics Inc.	118,521	2,253,084	*
Anika Therapeutics Inc.	36,970	1,506,158	*
Dexcom Inc.	82,495	4,541,350	*
Invacare Corp.	148,776	2,493,486
Merit Medical Systems Inc.	31,600	547,628	*
Natus Medical Inc.	136,836	4,931,569	*
NuVasive Inc.	85,053	4,011,099	*
OraSure Technologies Inc.	348,440	3,533,182	*
Symmetry Surgical Inc.	15,462	120,449	*
Zeltiq Aesthetics Inc.	204,224	5,699,892	*
Total Health Care Equipment & Supplies		31,378,701

See Notes to Financial Statements.

QS Batterymarch U.S. Small Capitalization Equity Fund 2014 Annual Report	15

Schedule of investments (cont’d)

December 31, 2014

QS Batterymarch U.S. Small Capitalization Equity Fund

Security	Shares	Value
Health Care Providers & Services — 2.8%
Addus HomeCare Corp.	81,475	$1,977,398	*
Centene Corp.	57,373	5,958,186	*
Ensign Group Inc.	20,500	909,995
Magellan Health Inc.	64,310	3,860,529	*
Radnet Inc.	137,555	1,174,720	*
Team Health Holdings Inc.	60,600	3,486,318	*
WellCare Health Plans Inc.	60,241	4,943,377	*
Total Health Care Providers & Services		22,310,523
Life Sciences Tools & Services — 0.3%
Parexel International Corp.	23,877	1,326,606	*
Sequenom Inc.	230,268	851,992	*
Total Life Sciences Tools & Services		2,178,598
Pharmaceuticals — 2.4%
DepoMed Inc.	74,500	1,200,195	*
Endocyte Inc.	71,080	447,093	*
Impax Laboratories Inc.	155,100	4,913,568	*
Medicines Co.	124,833	3,454,129	*
Nektar Therapeutics	26,307	407,759	*
Prestige Brands Holdings Inc.	105,700	3,669,904	*
Sagent Pharmaceuticals Inc.	29,800	748,278	*
SciClone Pharmaceuticals Inc.	495,887	4,343,970	*
Total Pharmaceuticals		19,184,896
Total Health Care		121,927,256
Industrials — 12.9%
Aerospace & Defense — 1.6%
AAR Corp.	174,500	4,847,610
American Science & Engineering Inc.	24,611	1,277,311
Ducommun Inc.	97,162	2,456,255	*
Engility Holdings Inc.	63,800	2,730,640	*
Moog Inc., Class A Shares	16,147	1,195,363	*
Total Aerospace & Defense		12,507,179
Airlines — 0.8%
Hawaiian Holdings Inc.	133,007	3,464,832	*
JetBlue Airways Corp.	196,954	3,123,691	*
Total Airlines		6,588,523
Building Products — 0.4%
PGT Inc.	295,571	2,846,349	*

See Notes to Financial Statements.

16	QS Batterymarch U.S. Small Capitalization Equity Fund 2014 Annual Report

QS Batterymarch U.S. Small Capitalization Equity Fund

Security	Shares	Value
Commercial Services & Supplies — 2.4%
ABM Industries Inc.	79,022	$2,263,980
Brady Corp., Class A Shares	28,297	773,640
Deluxe Corp.	90,300	5,621,175
Herman Miller Inc.	40,300	1,186,029
Kimball International Inc., Class B Shares	134,919	1,230,461
Quad Graphics Inc.	43,152	990,770
Unifirst Corp.	20,800	2,526,160
United Stationers Inc.	110,893	4,675,249
Total Commercial Services & Supplies		19,267,464
Construction & Engineering — 0.6%
Argan Inc.	58,134	1,955,628
Granite Construction Inc.	79,817	3,034,642
Total Construction & Engineering		4,990,270
Electrical Equipment — 0.4%
Enphase Energy Inc.	91,287	1,304,491	*
Polypore International Inc.	41,800	1,966,690	*
Total Electrical Equipment		3,271,181
Machinery — 3.0%
Blount International Inc.	72,761	1,278,411	*
CIRCOR International Inc.	23,889	1,440,029
Federal Signal Corp.	237,947	3,673,902
Harsco Corp.	170,305	3,217,061
Hillenbrand Inc.	84,294	2,908,143
Hyster-Yale Materials Handling Inc.	48,703	3,565,060
L.B. Foster Co., Class A Shares	11,462	556,709
Mueller Water Products Inc., Class A Shares	478,400	4,898,816
NN Inc.	87,197	1,792,770
Total Machinery		23,330,901
Professional Services — 0.7%
Barrett Business Services Inc.	36,529	1,000,895
Exponent Inc.	3,839	316,717
Korn/Ferry International	17,372	499,619	*
Resources Connection Inc.	205,320	3,377,514
Total Professional Services		5,194,745
Road & Rail — 1.9%
AMERCO	13,100	3,723,806
ArcBest Corp.	99,154	4,597,771
Saia Inc.	28,792	1,593,925	*
Swift Transportation Co.	183,514	5,254,006	*
Total Road & Rail		15,169,508

See Notes to Financial Statements.

QS Batterymarch U.S. Small Capitalization Equity Fund 2014 Annual Report	17

Schedule of investments (cont’d)

December 31, 2014

QS Batterymarch U.S. Small Capitalization Equity Fund

Security	Shares	Value
Trading Companies & Distributors — 1.1%
Aircastle Ltd.	164,357	$3,512,309
CAI International Inc.	70,300	1,630,960	*
DXP Enterprises Inc.	19,782	999,584	*
H&E Equipment Services Inc.	71,905	2,019,811
Rush Enterprises Inc., Class A Shares	10,450	334,923	*
Total Trading Companies & Distributors		8,497,587
Total Industrials		101,663,707
Information Technology — 21.0%
Communications Equipment — 1.8%
ARRIS Group Inc.	69,500	2,098,205	*
Black Box Corp.	45,027	1,076,145
Brocade Communications Systems Inc.	323,900	3,834,976
Calix Inc.	224,292	2,247,406	*
Comtech Telecommunications Corp.	58,633	1,848,112
Harmonic Inc.	199,630	1,399,407	*
Infinera Corp.	51,600	759,552	*
Polycom Inc.	56,900	768,150	*
Total Communications Equipment		14,031,953
Electronic Equipment, Instruments & Components — 2.9%
Benchmark Electronics Inc.	154,739	3,936,560	*
Daktronics Inc.	91,886	1,149,494
Fabrinet	99,151	1,758,939	*
Insight Enterprises Inc.	128,510	3,327,124	*
Kimball Electronics Inc.	101,189	1,216,292	*
Methode Electronics Inc.	40,448	1,476,756
Plexus Corp.	100,000	4,121,000	*
Rogers Corp.	23,537	1,916,853	*
Sanmina Corp.	184,500	4,341,285	*
Total Electronic Equipment, Instruments & Components		23,244,303
Internet Software & Services — 1.9%
Cimpress NV	56,579	4,234,372	*
Constant Contact Inc.	99,300	3,644,310	*
Digital River Inc.	70,136	1,734,463	*
LogMeIn Inc.	17,341	855,605	*
Stamps.com Inc.	66,292	3,181,353	*
United Online Inc.	1,646	23,949
WebMD Health Corp.	42,390	1,676,525	*
Total Internet Software & Services		15,350,577

See Notes to Financial Statements.

18	QS Batterymarch U.S. Small Capitalization Equity Fund 2014 Annual Report

QS Batterymarch U.S. Small Capitalization Equity Fund

Security	Shares	Value
IT Services — 3.8%
Ciber Inc.	511,793	$1,816,865	*
Convergys Corp.	108,460	2,209,330
Euronet Worldwide Inc.	22,800	1,251,720	*
EVERTEC Inc.	36,000	796,680
Hackett Group Inc.	60,700	533,553
iGATE Corp.	95,771	3,781,039	*
NeuStar Inc.	55,473	1,542,149	*
Sapient Corp.	220,200	5,478,576	*
Sykes Enterprises Inc.	90,651	2,127,579	*
Syntel Inc.	95,628	4,301,348	*
TeleTech Holdings Inc.	66,676	1,578,888	*
Virtusa Corp.	100,234	4,176,751	*
Total IT Services		29,594,478
Semiconductors & Semiconductor Equipment — 5.4%
Advanced Energy Industries Inc.	74,000	1,753,800	*
Amkor Technology Inc.	63,400	450,140	*
Cirrus Logic Inc.	121,500	2,863,755	*
Diodes Inc.	33,800	931,866	*
FormFactor Inc.	293,000	2,519,800	*
International Rectifier Corp.	121,900	4,863,810	*
Lattice Semiconductor Corp.	332,100	2,288,169	*
MKS Instruments Inc.	73,827	2,702,068
OmniVision Technologies Inc.	186,500	4,849,000	*
Photronics Inc.	293,794	2,441,428	*
RF Micro Devices Inc.	557,308	9,245,740	*
Silicon Image Inc.	477,872	2,637,853	*
Spansion Inc.	136,034	4,655,084	*
Total Semiconductors & Semiconductor Equipment		42,202,513
Software — 4.4%
Aspen Technology Inc.	125,100	4,381,002	*
Comverse Inc.	57,252	1,075,193	*
Manhattan Associates Inc.	181,000	7,370,320	*
Mentor Graphics Corp.	151,600	3,323,072
NetScout Systems Inc.	90,336	3,300,877	*
Pegasystems Inc.	167,038	3,469,379
Progress Software Corp.	156,573	4,230,602	*
PTC Inc.	18,410	674,727	*
SeaChange International Inc.	149,275	952,374	*

See Notes to Financial Statements.

QS Batterymarch U.S. Small Capitalization Equity Fund 2014 Annual Report	19

Schedule of investments (cont’d)

December 31, 2014

QS Batterymarch U.S. Small Capitalization Equity Fund

Security	Shares	Value
Software — continued
Take-Two Interactive Software Inc.	86,100	$2,413,383	*
Tivo Inc.	276,026	3,268,148	*
Total Software		34,459,077
Technology Hardware, Storage & Peripherals — 0.8%
Datalink Corp.	108,300	1,397,070	*
Super Micro Computer Inc.	137,311	4,789,408	*
Total Technology Hardware, Storage & Peripherals		6,186,478
Total Information Technology		165,069,379
Materials — 4.5%
Chemicals — 1.2%
Advanced Emissions Solutions Inc.	96,586	2,201,195	*
Calgon Carbon Corp.	57,800	1,201,084	*
OM Group Inc.	104,695	3,119,911
PolyOne Corp.	54,200	2,054,722
Tronox Ltd., Class A Shares	31,784	759,002
Total Chemicals		9,335,914
Containers & Packaging — 0.6%
Graphic Packaging Holding Co.	336,500	4,583,130	*
Myers Industrials Inc.	36,042	634,339
Total Containers & Packaging		5,217,469
Metals & Mining — 1.3%
Century Aluminum Co.	81,350	1,984,940	*
Globe Specialty Metals Inc.	97,300	1,676,479
Handy & Harman Ltd.	11,000	506,330	*
Kaiser Aluminum Corp.	6,552	468,010
Noranda Aluminium Holding Corp.	145,716	512,920
Stillwater Mining Co.	179,100	2,639,934	*
Worthington Industries Inc.	75,700	2,277,813
Total Metals & Mining		10,066,426
Paper & Forest Products — 1.4%
Clearwater Paper Corp.	53,500	3,667,425	*
Louisiana-Pacific Corp.	159,900	2,647,944	*
Neenah Paper Inc.	26,665	1,607,099
Resolute Forest Products	160,100	2,819,361	*
Total Paper & Forest Products		10,741,829
Total Materials		35,361,638

See Notes to Financial Statements.

20	QS Batterymarch U.S. Small Capitalization Equity Fund 2014 Annual Report

QS Batterymarch U.S. Small Capitalization Equity Fund

Security		Shares	Value
Telecommunication Services — 1.0%
Diversified Telecommunication Services — 0.8%
IDT Corp., Class B Shares		25,738	$522,739
Inteliquent Inc.		63,300	1,242,579
Iridium Communications Inc.		76,859	749,375	*
Vonage Holdings Corp.		1,005,620	3,831,412	*
Total Diversified Telecommunication Services			6,346,105
Wireless Telecommunication Services — 0.2%
Spok Holdings Inc.		84,338	1,464,108
Total Telecommunication Services			7,810,213
Utilities — 2.9%
Electric Utilities — 1.3%
NRG Yield Inc., Class A Shares		35,300	1,664,042
Otter Tail Corp.		101,100	3,130,056
Portland General Electric Co.		112,010	4,237,338
UIL Holdings Corp.		30,100	1,310,554
Total Electric Utilities			10,341,990
Gas Utilities — 0.8%
Chesapeake Utilities Corp.		52,142	2,589,372
Southwest Gas Corp.		58,500	3,615,885
Total Gas Utilities			6,205,257
Multi-Utilities — 0.3%
NorthWestern Corp.		37,508	2,122,203
Water Utilities — 0.5%
American States Water Co.		109,600	4,127,536
Total Utilities			22,796,986
Total Investments before Short-Term Investments (Cost — $606,795,510)			775,560,932

	Rate
Short-Term Investments — 1.3%
State Street Institutional Liquid Reserves Fund, Premier Class (Cost — $10,732,599)	0.06%	10,732,599	10,732,599
Total Investments — 99.8% (Cost — $617,528,109#)			786,293,531
Other Assets in Excess of Liabilities — 0.2%			1,209,122
Total Net Assets — 100.0%			$787,502,653

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $618,822,869.

See Notes to Financial Statements.

QS Batterymarch U.S. Small Capitalization Equity Fund 2014 Annual Report	21

Statement of assets and liabilities

December 31,2014

Assets:
Investments, at value (Cost — $617,528,109)	$786,293,531
Receivable for Fund shares sold	1,234,726
Dividends and interest receivable	1,014,639
Prepaid expenses	64,587
Total Assets	788,607,483

Liabilities:
Payable for Fund shares repurchased	500,446
Investment management fee payable	437,426
Trustees’ fees payable	12,591
Service and/or distribution fees payable	12,080
Accrued expenses	142,287
Total Liabilities	1,104,830
Total Net Assets	$787,502,653

Net Assets:
Par value (Note 7)	$587
Paid-in capital in excess of par value	613,021,875
Overdistributed net investment income	(781,662)
Accumulated net realized gain on investments and futures contracts	6,496,431
Net unrealized appreciation on investments	168,765,422
Total Net Assets	$787,502,653

Shares Outstanding:
Class A	1,281,555
Class A2	1,076,834
Class C	494,306
Class FI	93,445
Class I	408,766
Class IS	55,368,450

Net Asset Value:
Class A (and redemption price)	$13.46
Class A2 (and redemption price)	$13.37
Class C*	$12.88
Class FI (and redemption price)	$13.03
Class I (and redemption price)	$13.60
Class IS (and redemption price)	$13.41
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$14.28
Class A2 (based on maximum initial sales charge of 5.75%)	$14.19

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

22	QS Batterymarch U.S. Small Capitalization Equity Fund 2014 Annual Report

Statement of operations

For the Year Ended December 31, 2014

Investment Income:
Dividends and distributions	$8,164,262
Return of capital (Note 1(f))	(758,637)
Net dividends and distributions	7,405,625
Interest	2,981
Less: Foreign taxes withheld	(8,549)
Total Investment Income	7,400,057

Expenses:
Investment management fee (Note 2)	5,222,856
Transfer agent fees (Note 5)	142,356
Service and/or distribution fees (Notes 2 and 5)	128,939
Trustees’ fees	101,465
Registration fees	84,410
Legal fees	74,254
Fund accounting fees	73,878
Audit and tax fees	37,415
Shareholder reports	35,949
Insurance	13,355
Custody fees	8,359
Fees recaptured by investment manager (Note 2)	3,512
Miscellaneous expenses	11,118
Total Expenses	5,937,866
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(138,848)
Net Expenses	5,799,018
Net Investment Income	1,601,039

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	71,967,766
REIT distributions	282,461
Futures contracts	(185,663)
Net Realized Gain	72,064,564
Change in Net Unrealized Appreciation (Depreciation)	(7,345,690)
Net Gain on Investments and Futures Contracts	64,718,874
Increase in Net Assets From Operations	$66,319,913

See Notes to Financial Statements.

QS Batterymarch U.S. Small Capitalization Equity Fund 2014 Annual Report	23

Statements of changes in net assets

For the Years Ended December 31,	2014	2013

Operations:
Net investment income	$1,601,039	$2,607,049
Net realized gain	72,064,564	84,313,861
Change in net unrealized appreciation (depreciation)	(7,345,690)	134,328,234
Increase in Net Assets from Operations	66,319,913	221,249,144

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(1,700,007)	(5,800,030)
Net realized gains	(82,366,201)	(62,040,419)
Decrease in Net Assets from Distributions to Shareholders	(84,066,208)	(67,840,449)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	156,002,873	163,175,280
Reinvestment of distributions	39,231,290	33,174,071
Cost of shares repurchased	(198,151,653)	(123,495,449)
Increase (Decrease) in Net Assets from Fund Share Transactions	(2,917,490)	72,853,902
Increase (Decrease) in Net Assets	(20,663,785)	226,262,597

Net Assets:
Beginning of year	808,166,438	581,903,841
End of year*	$787,502,653	$808,166,438
*Includesoverdistributed net investment income of:	$(781,662)	$(1,065,725)

See Notes to Financial Statements.

24	QS Batterymarch U.S. Small Capitalization Equity Fund 2014 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class A Shares[1]	2014	2013	2012[2]	2011[2]	2010[2]

Net asset value, beginning of year	$13.80	$10.94	$9.50	$9.74	$7.59

Income (loss) from operations:
Net investment income (loss)	(0.03)	(0.01)	0.09	0.01	(0.01)
Net realized and unrealized gain (loss)	1.22	4.08	1.41	(0.24)	2.12
Proceeds from settlement of a regulatory matter	—	—	—	—	0.04
Total income (loss) from operations	1.19	4.07	1.50	(0.23)	2.15

Less distributions from:
Net investment income	—	(0.05)	(0.06)	(0.01)	(0.00)	[3]
Net realized gains	(1.53)	(1.16)	—	—	—
Total distributions	(1.53)	(1.21)	(0.06)	(0.01)	(0.00)	[3]

Net asset value, end of year	$13.46	$13.80	$10.94	$9.50	$9.74
Total return[4]	9.09%	37.82%	15.83%	(2.40)%	28.39%[5]

Net assets, end of year (000s)	$17,244	$17,896	$16,889	$18,142	$20,994

Ratios to average net assets:
Gross expenses	1.21%[6]	1.23%[6]	1.24%	1.23%[6]	1.38%
Net expenses[7,8]	1.20 [6,9]	1.20 [6,9]	1.21 [9]	1.23 [6]	1.33	[9]
Net investment income (loss)	(0.21)	(0.07)	0.82	0.03	(0.14)

Portfolio turnover rate	42%	85%	57%	49%	41%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 30, 2012.

[3]	Amount represents less than $0.01 per share.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 27.86%. Class A received $96,776 related to this distribution.

[6]	Reflects recapture of fees waived/reimbursed from prior fiscal years.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]

Effective April 30, 2010, as a result of an expense limitation arrangement, the ratio of expenses to average net assets of Class A shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent. The manager currently intends to voluntarily waive fees and/or reimburse expenses so that total annual operating expenses do not exceed 1.20%. This arrangement is expected to continue until December 31, 2016 but may be terminated at any time by the manager. These expense limitation arrangements do not include interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

QS Batterymarch U.S. Small Capitalization Equity Fund 2014 Annual Report	25

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class A2 Shares[1]	2014	2013	2012[2]

Net asset value, beginning of year	$13.75	$10.93	$10.58

Income (loss) from operations:
Net investment income (loss)	(0.04)	(0.00) [3]	0.07
Net realized and unrealized gain	1.19	4.05	0.40
Total income from operations	1.15	4.05	0.47

Less distributions from:
Net investment income	—	(0.07)	(0.12)
Net realized gains	(1.53)	(1.16)	—
Total distributions	(1.53)	(1.23)	(0.12)

Net asset value, end of year	$13.37	$13.75	$10.93
Total return[4]	8.82%	37.69%	4.41%

Net assets, end of year (000s)	$14,399	$3,522	$353

Ratios to average net assets:
Gross expenses	1.58%[5]	1.72%[5]	1.20%[6]
Net expenses[7,8,9]	1.40 [5]	1.35 [5]	1.05 [6]
Net investment income (loss)	(0.33)	(0.02)	3.98 [6]

Portfolio turnover rate	42%	85%	57%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period October 31, 2012 (inception date) to December 31, 2012.

[3]	Amount represents less than $0.01 per share.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[6]	Annualized.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]

As a result of an expense limitation arrangement, the ratio of expenses to average net assets of Class A2 shares did not exceed 1.50%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent. The manager currently intends to voluntarily waive fees and/or reimburse expenses so that total annual operating expenses do not exceed 1.40%. This arrangement is expected to continue until December 31, 2016 but may be terminated at any time by the manager. These expense limitation arrangements do not include interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

26	QS Batterymarch U.S. Small Capitalization Equity Fund 2014 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class C Shares[1]	2014	2013	2012[2]	2011[2]	2010[2]

Net asset value, beginning of year	$13.37	$10.69	$9.30	$9.61	$7.54

Income (loss) from operations:
Net investment income (loss)	(0.13)	(0.10)	0.01	(0.07)	(0.07)
Net realized and unrealized gain (loss)	1.17	3.96	1.38	(0.23)	2.10
Proceeds from settlement of a regulatory matter	—	—	—	—	0.04
Total income (loss) from operations	1.04	3.86	1.39	(0.30)	2.07

Less distributions from:
Net investment income	—	(0.02)	—	(0.01)	—
Net realized gains	(1.53)	(1.16)	—	—	—
Total distributions	(1.53)	(1.18)	—	(0.01)	—

Net asset value, end of year	$12.88	$13.37	$10.69	$9.30	$9.61
Total return[3]	8.24%	36.72%	14.95%	(3.16)%	27.45%[4]

Net assets, end of year (000s)	$6,367	$6,179	$5,073	$5,330	$6,032

Ratios to average net assets:
Gross expenses	2.09%	2.06%[5]	2.06%[5]	2.08%[5]	2.19%
Net expenses[6,7,8]	1.95	1.95 [5,8]	1.97 [5]	2.05 [5]	2.09
Net investment income (loss)	(0.96)	(0.81)	0.07	(0.78)	(0.90)

Portfolio turnover rate	42%	85%	57%	49%	41%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 30, 2012.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 26.92% . Class received $29,199 related to this distribution.

[5]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

Effective April 30, 2010, as a result of an expense limitation arrangement, the ratio of expenses to average net assets of Class C shares did not exceed 2.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent. The manager currently intends to voluntarily waive fees and/or reimburse expenses so that total annual operating expenses do not exceed 1.95%. This arrangement is expected to continue until December 31, 2016 but may be terminated at any time by the manager. These expense limitation arrangements do not include interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses.

See Notes to Financial Statements.

QS Batterymarch U.S. Small Capitalization Equity Fund 2014 Annual Report	27

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class FI Shares[1]	2014	2013	2012[2]	2011[2]	2010[2]

Net asset value, beginning of year	$13.42	$10.68	$9.27	$9.51	$7.45

Income (loss) from operations:
Net investment income (loss)	(0.03)	0.01	0.10	(0.00) [3]	(0.01)
Net realized and unrealized gain (loss)	1.17	3.96	1.36	(0.23)	2.09
Total income (loss) from operations	1.14	3.97	1.46	(0.23)	2.08

Less distributions from:
Net investment income	—	(0.07)	(0.05)	(0.01)	(0.02)
Net realized gains	(1.53)	(1.16)	—	—	—
Total distributions	(1.53)	(1.23)	(0.05)	(0.01)	(0.02)

Net asset value, end of year	$13.03	$13.42	$10.68	$9.27	$9.51
Total return[4]	8.97%	37.87%	15.74%	(2.46)%	27.93%

Net assets, end of year (000s)	$1,218	$2,614	$902	$746	$747

Ratios to average net assets:
Gross expenses	1.48%[5]	1.34%[5]	1.53%[5]	1.37%[5]	1.51%
Net expenses[6,7,8]	1.20 [5]	1.20 [5]	1.22 [5]	1.30 [5]	1.27 [9]
Net investment income (loss)	(0.24)	0.09	0.87	(0.02)	(0.07)

Portfolio turnover rate	42%	85%	57%	49%	41%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 30, 2012.

[3]	Amount represents less than $0.01 per share.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

Effective April 30, 2010, as a result of an expense limitation arrangement, the ratio of expenses to average net assets of Class FI shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent. The manager currently intends to voluntarily waive fees and/or reimburse expenses so that total annual operating expenses do not exceed 1.20%. This arrangement is expected to continue until December 31, 2016 but may be terminated at any time by the manager. These expense limitation arrangements do not include interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses.

[9]

As a result of a contractual expense limitation, until April 30, 2010, the ratio of expenses, other than interest, brokerage commissions, taxes and extraordinary expenses, to average net assets of Class FI shares did not exceed 1.20%.

See Notes to Financial Statements.

28	QS Batterymarch U.S. Small Capitalization Equity Fund 2014 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1]	2014	2013	2012[2]	2011[2]	2010[2]

Net asset value, beginning of year	$13.90	$11.00	$9.47	$9.68	$7.61

Income (loss) from operations:
Net investment income	0.03	0.05	0.05	0.04	0.02
Net realized and unrealized gain (loss)	1.23	4.11	1.51	(0.24)	2.12
Total income (loss) from operations	1.26	4.16	1.56	(0.20)	2.14

Less distributions from:
Net investment income	(0.03)	(0.10)	(0.03)	(0.01)	(0.07)
Net realized gains	(1.53)	(1.16)	—	—	—
Total distributions	(1.56)	(1.26)	(0.03)	(0.01)	(0.07)

Net asset value, end of year	$13.60	$13.90	$11.00	$9.47	$9.68
Total return[3]	9.53%	38.48%	16.50%	(2.11)%	28.19%

Net assets, end of year (000s)	$5,559	$9,126	$9,438	$220,655	$235,997

Ratios to average net assets:
Gross expenses	0.78%[4]	0.78%[4]	0.89%	0.94%[4]	0.96%[4]
Net expenses[5,6]	0.77 [4,7]	0.77 [4,7]	0.89 [7]	0.94 [4]	0.96 [4,8]
Net investment income	0.19	0.37	0.47	0.33	0.25

Portfolio turnover rate	42%	85%	57%	49%	41%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 30, 2012.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]

Effective April 30, 2010, as a result of an expense limitation arrangement, the ratio of expenses to average net assets of Class I shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent. The manager currently intends to voluntarily waive fees and/or reimburse expenses so that total annual operating expenses do not exceed 0.90%. This arrangement is expected to continue until December 31, 2016 but may be terminated at any time by the manager. These expense limitation arrangements do not include interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of a contractual expense limitation, until April 30, 2010, the ratio of expenses, other than interest, brokerage commissions, taxes and extraordinary expenses, to average net assets of Class I shares did not exceed 0.95%.

See Notes to Financial Statements.

QS Batterymarch U.S. Small Capitalization Equity Fund 2014 Annual Report	29

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class IS Shares[1]	2014	2013	2012[2,3]

Net asset value, beginning of year	$13.73	$10.88	$10.67

Income from operations:
Net investment income	0.03	0.05	0.13
Net realized and unrealized gain	1.21	4.06	0.21
Total income from operations	1.24	4.11	0.34

Less distributions from:
Net investment income	(0.03)	(0.10)	(0.13)
Net realized gains	(1.53)	(1.16)	—
Total distributions	(1.56)	(1.26)	(0.13)

Net asset value, end of year	$13.41	$13.73	$10.88
Total return[4]	9.50%	38.46%	3.22%

Net assets, end of year (000s)	$742,715	$768,829	$549,249

Ratios to average net assets:
Gross expenses	0.76%	0.77%	0.79%[5]
Net expenses[6,7,8]	0.75	0.75	0.74 [5]
Net investment income	0.24	0.41	1.58 [5]

Portfolio turnover rate	42%	85%	57%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 30, 2012.

[3]	For the period March 23, 2012 (inception date) to December 31, 2012.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

As a result of an expense limitation arrangement, the ratio of expenses to average net assets of Class IS shares did not exceed 0.75%. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares. These expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent. These expense limitation arrangement does not include interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

30	QS Batterymarch U.S. Small Capitalization Equity Fund 2014 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

QS Batterymarch U.S. Small Capitalization Equity Fund (formerly Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio) (the “Fund”) is a separate diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations,

QS Batterymarch U.S. Small Capitalization Equity Fund 2014 Annual Report	31

Notes to financial statements (cont’d)

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

32	QS Batterymarch U.S. Small Capitalization Equity Fund 2014 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks†	$775,560,932	—	—	$775,560,932
Short-term investments†	10,732,599	—	—	10,732,599
Total investments	$786,293,531	—	—	$786,293,531

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

QS Batterymarch U.S. Small Capitalization Equity Fund 2014 Annual Report	33

Notes to financial statements (cont’d)

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(h) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2014, no provision for income tax is

34	QS Batterymarch U.S. Small Capitalization Equity Fund 2014 Annual Report

required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
(a)	—	$(244,631)	$244,631
(b)	$383,031	(383,031)	—

(a)	Reclassifications are due to prior years distributions paid in connection with the redemption of Fund shares.
(b)

Reclassifications are due to book/tax differences in the treatment of distributions from real estate investment trusts and book/tax differences in the treatment of passive foreign investment companies.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and QS Batterymarch Financial Management, Inc. (formerly Batterymarch Financial Management, Inc.) (“QS Batterymarch”) is the Fund’s investment adviser. Western Asset Management Company (“Western Asset”) manages the portion of the Fund’s cash and short term instruments allocated to it. LMPFA, QS Batterymarch and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.70% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the investment adviser the day-to-day portfolio management of the Fund, except for the management of the portion of the cash and short-term instruments allocated to Western Asset. To the extent LMPFA receives a management fee after taking into account its contractual obligation to limit expenses as discussed below, LMPFA will pay QS Batterymarch and Western Asset the entire management fee it received from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class A2, Class C, Class FI, Class I and Class IS shares did not exceed 1.30%, 1.50%, 2.05%, 1.30%, 1.00% and 0.75%, respectively. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for

QS Batterymarch U.S. Small Capitalization Equity Fund 2014 Annual Report	35

Notes to financial statements (cont’d)

Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

The manager currently intends to voluntarily waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 1.20%, 1.40%, 1.95%, 1.20% and 0.90% for Class A, Class A2, Class C, Class FI and Class I shares, respectively. These arrangements are expected to continue until December 31, 2016 but may be terminated at any time by the manager.

During the year ended December 31, 2014, fees waived and/or expenses reimbursed amounted to $138,848.

The investment manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the investment manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at December 31, 2014, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class A2	Class C	Class FI	Class I	Class IS
Expires December 31, 2015	$2,871	—	$4,689	$1,834	—	$191,112
Expires December 31, 2016	5,775	$4,710	6,183	1,826	—	133,766
Expires December 31, 2017	2,525	15,238	8,453	4,054	$632	107,946
Total fee waivers/expense reimbursements subject to recapture	$11,171	$19,948	$19,325	$7,714	$632	$432,824

For the year ended December 31, 2014, LMPFA recaptured $643, $949, $784 and $1,136 for Class A, Class A2, Class FI and Class I shares, respectively.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares and Class A2 shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A and Class A2 shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A and Class A2 shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

36	QS Batterymarch U.S. Small Capitalization Equity Fund 2014 Annual Report

For the year ended December 31, 2014, LMIS and its affiliates retained sales charges of $1,375 and $63,046 on sales of the Fund’s Class A and Class A2 shares, respectively. In addition, for the year ended December 31, 2014, CDSCs paid to LMIS and its affiliates were:

	Class A2	Class C
CDSCs	$6	$291

Under a Deferred Compensation Plan (the “Plan”), Trustees may elect to defer receipt of all or a specified portion of their compensation. A participating Trustee may select one or more funds managed by affiliates of Legg Mason in which his or her deferred trustee’s fees will be deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

All officers and two Trustees of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended December 31, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$310,372,237
Sales	387,530,974

At December 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$196,587,110
Gross unrealized depreciation	(29,116,448)
Net unrealized appreciation	$167,470,662

4. Derivative instruments and hedging activities

The following table provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2014. The table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Equity Risk
Futures contracts	$(185,663)

During the year ended December 31, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)†	$64,945

†	At December 31, 2014, there were no open positions held in this derivative.

QS Batterymarch U.S. Small Capitalization Equity Fund 2014 Annual Report	37

Notes to financial statements (cont’d)

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class A2, Class C and Class FI shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C shares calculated at the annual rate of 0.75% of the average daily net assets of the class. Service and distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2014, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$44,125	$35,567
Class A2	21,195	46,949
Class C	60,069	19,923
Class FI	3,550	5,998
Class I	—	500
Class IS	—	33,419
Total	$128,939	$142,356

For the year ended December 31, 2014, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$2,525
Class A2	15,238
Class C	8,453
Class FI	4,054
Class I	632
Class IS	107,946
Total	$138,848

6. Distributions to shareholders by class

	Year Ended December 31, 2014	Year Ended December 31, 2013
Net Investment Income:
Class A	—	$61,754
Class A2	—	14,788
Class C	—	6,862
Class FI	—	12,691
Class I	$11,964	63,292
Class IS	1,688,043	5,640,643
Total	$1,700,007	$5,800,030

38	QS Batterymarch U.S. Small Capitalization Equity Fund 2014 Annual Report

	Year Ended December 31, 2014	Year Ended December 31, 2013
Net Realized Gains:
Class A	$1,925,099	$1,389,786
Class A2	1,334,743	260,384
Class C	682,861	496,407
Class FI	130,906	208,313
Class I	567,454	693,289
Class IS	77,725,138	58,992,240
Total	$82,366,201	$62,040,419

7. Shares of beneficial interest

At December 31, 2014, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Class A
Shares sold	253,722	$3,501,094	81,544	$1,045,700
Shares issued on reinvestment	142,054	1,876,484	107,237	1,401,430
Shares repurchased	(410,795)	(5,599,570)	(435,650)	(5,514,616)
Net decrease	(15,019)	$(221,992)	(246,869)	$(3,067,486)

Class A2
Shares sold	868,296	$11,795,896	215,145	$2,818,457
Shares issued on reinvestment	102,133	1,334,743	21,073	275,172
Shares repurchased	(149,730)	(2,018,107)	(12,368)	(160,513)
Net increase	820,699	$11,112,532	223,850	$2,933,116

Class C
Shares sold	28,899	$382,549	17,906	$225,079
Shares issued on reinvestment	53,821	681,748	39,640	500,397
Shares repurchased	(50,402)	(658,684)	(70,178)	(862,724)
Net increase (decrease)	32,318	$405,613	(12,632)	$(137,248)

Class FI
Shares sold	17,711	$236,123	105,381	$1,453,503
Shares issued on reinvestment	10,231	130,906	17,335	221,004
Shares repurchased	(129,296)	(1,764,843)	(12,381)	(157,106)
Net increase (decrease)	(101,354)	$(1,397,814)	110,335	$1,517,401

QS Batterymarch U.S. Small Capitalization Equity Fund 2014 Annual Report	39

Notes to financial statements (cont’d)

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Class I
Shares sold	48,874	$672,695	129,594	$1,739,953
Shares issued on reinvestment	43,401	579,418	57,152	756,580
Shares repurchased	(339,990)	(4,716,970)	(387,934)	(4,537,379)
Net decrease	(247,715)	$(3,464,857)	(201,188)	$(2,040,846)

Class IS
Shares sold	10,372,035	$139,414,516	12,229,866	$155,892,588
Shares issued on reinvestment	2,626,211	34,627,991	2,295,594	30,019,488
Shares repurchased	(13,619,358)	(183,393,479)	(9,004,986)	(112,263,111)
Net increase (decrease)	(621,112)	$(9,350,972)	5,520,474	$73,648,965

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2014	2013
Distributions paid from:
Ordinary income	$6,922,554	$33,231,823
Net long-term capital gains	77,143,654	34,608,626
Total distributions paid	$84,066,208	$67,840,449

As of December 31, 2014, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$767,995
Undistributed long-term capital gains — net	8,174,222
Total undistributed earnings	$8,942,217
Other book/tax temporary differences(a)	(1,932,688)
Unrealized appreciation (depreciation)(b)	167,470,662
Total accumulated earnings (losses) — net	$174,480,191

*	During the taxable year ended December 31, 2014, the Fund utilized $978,926 of its capital loss carryforward available from prior years. As of December 31, 2014, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
12/31/2016	$(1,957,852)

This amount will be available to offset any future taxable capital gains.

In addition, the Fund’s capital loss carryforward is subject to annual limitation of $978,926 due to a prior year reorganization.

(a)

Other book/tax temporary differences are attributable to book/tax differences in the treatment of distributions from real estate investment trusts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

40	QS Batterymarch U.S. Small Capitalization Equity Fund 2014 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Global Asset Management Trust and to the Shareholders of QS Batterymarch U.S. Small Capitalization Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the QS Batterymarch U.S. Small Capitalization Equity Fund (one of the funds comprising Legg Mason Global Asset Management Trust, the “Fund”) at December 31, 2014, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 20, 2015

QS Batterymarch U.S. Small Capitalization Equity Fund 2014 Annual Report	41

Board approval of management and subadvisory agreements (unaudited)

At its November 2014 meeting, the Fund’s Board of Trustees (the “Board”) approved the continuation of the investment management agreement (the “Management Agreement”) with Legg Mason Partners Fund Advisor, LLC (the “Manager”), the investment advisory agreement (the “Advisory Agreement”) with QS Batterymarch Financial Management, Inc. (the “Adviser”) and the subadvisory agreement (the “Subadvisory Agreement”) pursuant to which Western Asset Management Company (“Western Asset”) provides day-to-day management of the Fund’s cash and short-term investments. (The Management, Advisory and Subadvisory Agreements are collectively referred to as the “Agreements.”) The trustees who are not “interested persons” of the Fund (as defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”), met on October 9, 2014, with the assistance of their independent legal counsel, to review and evaluate the materials provided by the Manager to assist the Board, and in particular the Independent Trustees, in considering renewal of the Agreements. At such October meeting the Independent Trustees received a presentation from senior Fund management and reviewed the information provided, as well as a memorandum from their independent legal counsel. The Board, including the Independent Trustees, at its November 2014 meeting, reviewed and evaluated supplemental materials provided to assist the Board in considering renewal of the Agreements. The Independent Trustees further discussed renewal of the Agreements in an executive session with independent legal counsel on November 6, 2014.

In voting to approve continuance of the Agreements, the Board, including the Independent Trustees, considered whether continuance of the Agreements would be in the best interests of the Fund and its shareholders. No single factor or item of information reviewed by the Board was identified as the principal factor in determining whether to approve the Agreements. Based upon its evaluation of all material factors, including those described below, the Board concluded that the terms of each of the Agreements are reasonable and fair and that it was in the best interests of the Fund and its shareholders to approve continuance of the Agreements.

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager, the Adviser and Western Asset, under the Management, Advisory and Subadvisory Agreements, respectively. The Board also considered the Manager’s supervisory activities over the Adviser and Western Asset. In addition, the Board received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager and its affiliates. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs, the Manager’s role in coordinating the activities of the Adviser, Western Asset and the Fund’s other service providers and the services rendered by the Adviser and Western Asset. The Board also took into consideration the acquisition by Legg Mason, Inc. of QS Investors, LLC in May 2014 and the integration of the Batterymarch and QS platforms as a result. The Board’s evaluation of the services provided by the Manager, the Adviser and Western Asset took into account the Board’s knowledge and familiarity gained as Board members of funds in

42	QS Batterymarch U.S. Small Capitalization Equity Fund

the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager, the Adviser and Western Asset, and the quality of the Manager’s administrative and other services.

The Board reviewed the qualifications, backgrounds and responsibilities of the senior personnel serving the Fund and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available through the Manager’s parent organization, Legg Mason, Inc.

The Board considered the division of responsibilities among the Manager, the Adviser and Western Asset and the oversight provided by the Manager. The Board also considered the Adviser’s brokerage policies and practices, the standards applied in seeking best execution, the policies regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures.

The Board received and reviewed performance information for the Fund and for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Lipper data also included a comparison of the Fund’s performance to the Fund’s designated benchmark. In addition, the trustees noted that they also had received and discussed at periodic intervals information comparing the Fund’s performance to that of its peers and benchmark, and had met with the Fund’s portfolio manager at in-person meetings throughout the year.

The Board considered the Fund’s performance for the one- three- and five-year periods ended June 30, 2014, placing the Fund’s Class A Shares in the second, third and second quintiles, respectively. The Board noted that its evaluation of the factors of the nature, extent and quality of services and investment performance led it to conclude that it was in the best interests of the Fund to approve renewal of the Advisory Agreements.

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and advisory services provided by the Manager, the Adviser and Western Asset, respectively. The Board noted that the Manager, and not the Fund, pays the fee to the Adviser and Western Asset. In addition, the Board reviewed and considered the actual management fee rate (after taking into account fees waived by the Manager which partially reduced the management fee paid to the Manager) (the “Actual Management Fee”).

The Board also reviewed information regarding the fees the Manager, the Adviser and Western Asset charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, and that the Manager coordinates and oversees the provision of serv-

QS Batterymarch U.S. Small Capitalization Equity Fund	43

Board approval of management and subadvisory agreements (unaudited) (cont’d)

ices to the Fund by other fund service providers, including the Adviser and Western Asset. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, sets out the range of fees based on asset classes. In addition, the Manager provided and discussed with the Board a comparison with the fees of other registered investment companies managed in the same investment style. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributors are expended.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee, Actual Management Fee and the Fund’s overall expense ratio with those of a group of funds selected by Lipper as comparable to the Fund and a broader universe of funds also selected by Lipper. With respect to the Fund, the Board noted that Contractual and Actual Management Fees were less than median (first quintile) and that actual total expenses for the Class IS Shares were lower than both the Lipper expense group and expense universe averages.

The Board was provided an overview of the process followed in conducting the profitability study and received a report on the profitability of Legg Mason in providing services to the Fund, based on financial information and business data for the 12 months ended March 31, 2014 and 2013, which corresponds to Legg Mason’s fiscal year end. The Board considered the profitability study along with the other materials previously provided to the Board and determined that the profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. Given the asset size of the Fund and the complex, as well as the contractual fee rate, the Board concluded that although there were no current breakpoints, any economies of scale currently being realized were appropriately being reflected in the Actual Management Fee paid by the Fund.

The Board considered other benefits received by the Manager and its affiliates, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders. The Board also considered the information provided by the Manager regarding intermediary arrangements.

In light of the structure of the fees, the costs of providing investment management and other services to the Fund, the Manager’s ongoing commitment to the Fund and the ancillary benefits received, the Board concluded that the Management Fees were reasonable.

After evaluation of all material factors, the Board concluded that the approval of each Agreement is in the best interests of the Fund.

44	QS Batterymarch U.S. Small Capitalization Equity Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of QS Batterymarch U.S. Small Capitalization Equity Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Kenneth D. Fuller, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†
Ruby P. Hearn
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001; Member of the Institute of Medicine since 1982; formerly: Trustee of the New York Academy of Medicine (2004 to 2012); Director of the Institute for Healthcare Improvement (2002 to 2012); Senior Vice President of The Robert Wood Johnson Foundation (1996 to 2001); Fellow of The Yale Corporation (1992 to 1998).
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during past five years	None

Arnold L. Lehman
Year of birth	1944
Position(s) with Trust	Lead Independent Trustee
Term of office[1] and length of time served[2]	Since 1982
Principal occupation(s) during past five years	Director of the Brooklyn Museum since 1997; Trustee of American Federation of Arts since 1998. Formerly: Director of The Baltimore Museum of Art (1979 to 1997).
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during past five years	None

Robin J.W. Masters
Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired; formerly: Chief Investment Officer of ACE Limited (insurance) (1986 to 2000).
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during past five years	Director of Cheyne Capital International Limited (investment advisory firm). Formerly, Director/Trustee of Legg Mason Institutional Funds plc, WAFixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011)

QS Batterymarch U.S. Small Capitalization Equity Fund	45

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† cont’d
Jill E. McGovern
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007; formerly: Chief Executive Officer of The Marrow Foundation (non-profit) (1993 to 2007); Executive Director of the Baltimore International Festival (1991 to 1993); Senior Assistant to the President of The Johns Hopkins University (1986 to 1990).
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during past five years	Director of International Biomedical Research Alliance; Director of Lois Roth Endowment

Arthur S. Mehlman
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired. Director, The University of Maryland Foundation since 1992; Director, The League for People with Disabilities since 2003; formerly: Director, Municipal Mortgage & Equity LLC (2004 to 2011); Partner, KPMG LLP (international accounting firm) (1972 to 2002).
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason Funds consisting of 18 portfolios; Director/Trustee of the Royce Family of Funds consisting of 33 portfolios.
Other board memberships held by Trustee during past five years	Director of Municipal Mortgage & Equity, LLC. (2004 to 2011)

G. Peter O’Brien
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); Board Member, Bridges School (pre- school); formerly: Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971-1999).
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason funds consisting of 18 portfolios; Director/Trustee of the Royce Family of Funds consisting of 33 portfolios.
Other board memberships held by Trustee during past five years	Director of TICC Capital Corp.

46	QS Batterymarch U.S. Small Capitalization Equity Fund

Independent Trustees† cont’d
S. Ford Rowan
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Chairman, National Center for Critical Incident Analysis, National Defense University Foundation, since 2004; Consultant to University of Maryland University College, since 2013; Lecturer in Organizational Sciences, George Washington University, since 2000; formerly: Trustee, St. John’s College (2006 to 2012); Consultant, Rowan & Blewitt Inc. (management consulting) (1984 to 2007); Lecturer in Journalism, Northwestern University (1980 to 1993); Director, Santa Fe Institute (1999 to 2008).
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during past five years	None

Robert M. Tarola
Year of birth	1950
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	President of Right Advisory LLC (corporate finance and governance consulting) since 2008; Member, Investor Advisory Group of the Public Company Accounting Oversight Board since 2009; formerly Senior Vice President and Chief Financial Officer of The Howard University (2009 to 2013) (higher education and health care); Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals) (1999 to 2008) and MedStar Health, Inc. (healthcare) (1996 to 1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984 to 1996).
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during past five years

Director of American Kidney Fund (renal disease assistance); Director of XBRL International, Inc. (global data standard setting); Director of Vista Outdoor, Inc. (sporting goods); formerly Director of TeleTech Holdings, Inc. (business process outsourcing).

Interested Trustees[3]
Jennifer W. Murphy
Year of birth	1964
Position(s) with Trust	Trustee and Chair
Term of office[1] and length of time served[2]	Since 1999 and since 2013
Principal occupation(s) during past five years

Executive Vice President and Chief Administrative Officer of Legg Mason, Inc. (since 2013); formerly: Chief Operations

Officer of LMM LLC (1999 to 2013); President and CEO of Legg Mason Capital Management, LLC (“LMCM”) and Manager of LMCM and predecessors (1998 to 2013).

Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during past five years	None

QS Batterymarch U.S. Small Capitalization Equity Fund	47

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustees[3] cont’d
Kenneth D. Fuller
Year of birth	1958
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 157 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President — Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009)
Number of funds in fund complex overseen by Trustee	147
Other board memberships held by Trustee during past five years	None

Executive Officers
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

48	QS Batterymarch U.S. Small Capitalization Equity Fund

Executive Officers cont’d
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Vice President and Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2011); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Manager of Fund Administration at UBS Global Asset Management (prior to 2007)
Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

QS Batterymarch U.S. Small Capitalization Equity Fund	49

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Executive Officers cont’d
Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act. Each of the Independent Trustees serves on the standing committees of the Board of Trustees, which include the Audit Committee (chair: Arthur S. Mehlman), the Nominating Committee (co-chairs: G. Peter O’Brien and Jill E. McGovern), and the Independent Trustees Committee (chair: Arnold L. Lehman).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until hi s or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Ms. Murphy and Mr. Fuller are considered to be interested persons, as defined in the 1940 Act, of the Fund on the basis of their current employment with the Fund’s investment adviser or its affiliated entities (including the Fund’s principal underwriter) and Legg Mason, Inc., the parent holding company of these entities as well as their ownership of Legg Mason, Inc. stock.

50	QS Batterymarch U.S. Small Capitalization Equity Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2014:

Record date:	6/17/2014	12/9/2014	12/22/2014
Payable date:	6/18/2014	12/10/2014	12/23/2014
Ordinary Income:
Qualified dividend income for individuals	2.97%	100.00%	100.00%
Dividends qualifying for the dividends
received deduction for corporations	2.92%	100.00%	100.00%
Long-term capital gain dividend	$0.317293	$1.117010	—

The following distributions represent Qualified Short-Term Capital Gains eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

Record Date	Payable Date	Short-term Capital Gains Per Share
6/17/2014	6/18/2014	$0.058358
12/09/2014	12/10/2014	$0.038630

Please retain this information for your records.

QS Batterymarch U.S. Small Capitalization Equity Fund	51

QS Batterymarch

U.S. Small Capitalization Equity Fund

Trustees

Kenneth D. Fuller

President

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

Jennifer W. Murphy

Chair

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Investment manager

Legg Mason Partners Fund Advisor, LLC

Investment adviser

QS Batterymarch Financial Management, Inc.

Custodian

State Street Bank & Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Counsel

K&L Gates LLP

Washington, DC

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

QS Batterymarch U.S. Small Capitalization Equity Fund

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

QS Batterymarch U.S. Small Capitalization Equity Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of QS Batterymarch U.S. Small Capitalization Equity Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2015 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

© 2015 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX013159 2/15 SR15-2426

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Arthur S. Mehlman the Chairman of the Board’s Audit Committee and Robert M. Tarola, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N- to qualify as “audit committee financial experts,” and have designated Mr. Mehlman and Mr. Tarola CSR as the Audit Committee’s financial experts. Mr. Mehlman and Mr. Tarola are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2013 and December 31, 2014 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $149,891 in December 31, 2013 and $93,388 in December 31, 2014.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $8,500 in December 31, 2013 and $0 in December 31, 2014.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $13,280 in December 31, 2013 and $17,200 in December 31, 2014. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the to service affiliates during the Reporting Periods that required pre-approval by the Audit Auditors Committee.

d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $4,432 in December 31, 2013 and $9,672 in December 31, 2014, other than the services reported in paragraphs (a) through (c) of this item for the Legg Mason Global Asset Management Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Global Asset Management Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)

(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Global Asset Management Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2013 and December 31, 2014; Tax Fees were 100% and 100% for December 31, 2013 and December 31, 2014; and Other Fees were 100% and 100% for December 31, 2013 and December 31, 2014.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Global Asset Management Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Global Asset Management Trust during the reporting period were $14,500 in December 31, 2013 and $248,092 in December 31, 2014.

(h) Yes. Legg Mason Global Asset Management Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-

approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Global Asset Management Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	February 25, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	February 25, 2015

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	February 25, 2015